UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
AMENDING

Date of report (Date of earliest event reported): February 11, 2008

RUSSOIL CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	333-136614	20-5022973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

Vozdizhenka Str. 4/7
103009
Moscow, Russia
(Address of principal executive offices)

011 7 4812 6789 12
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 11, 2008, the Registrant received a letter from UHY Yans-Audit (“Yans”) regarding their audit of the consolidated balance sheets of Open Joint Stock Company Smolenergy (“Smolenergy”) and its subsidiary LLC, Gorstovoe (“Gorstovoe”) as of June 30, 2007 and the related statements of income, retained earnings and cash for the period then ended, dated September 10, 2007, and contained in the Registrant’s Report on Form 8-K, filed with the Securities and Exchange commission (the “SEC”) on that date.

Yans stated, in its letter, that the Registrant “… has consolidated its own financial statements and the financial statements of Gorstovoye based on Purchase agreement dated May 25, 2007 and Notification issued as of Purchase agreement date. According to Article 21 (Part 6) of the Russian Federal Law on LLC, the rights and obligations of the Sole Participant of Gorstovoe were transferred to Smolenergy on the date of the Notification (May 25, 2007).

In February 2008, [Yans] have discovered the fact that the purchase agreement was registered at Russian local authorities on January 16, 2008, previous Notification was amended and new Notification was issued. Considering this fact [Yans] believe[s] that consolidated financial statements referred to above are not in conformity with accounting principles generally accepted in the United States of America.

This discovery was made subsequent to the issuance of the financial statements. The Financial statements of Gorstovoe as of dates previous to January 16, 2008, can not be consolidated with the [Registrant’s] financial statements. Therefore, [Yans recalls its] Audit report dated September 10, 2007 on consolidated financial statements of the [Registrant] as of June 30, 2007. In addition, [Yans] considers ineffective all our oral or written confirmations and reports on consolidated financial statements of the [Registrant] and Gorstovoe as of dates previous to January 16, 2008.”

The Registrant had reported in its Form 10Q-SB filed with the SEC on December 20, 2007, that the contemplated combination with Smolenergy was not fully consummated because Smolenergy was unable to provide proof that it owned a 51% equity interest in Gorstovoe.

In fact, Registrant learned that Gorstovoe had been transferred to a party related to it and had to be transferred back to the seller, rerecorded in the seller’s name prior to it being recorded in Registrant’s name on or about January 16, 2008.

The Registrant’s Board of Directors has not discussed this matter with Yans as it does not dispute Yans’ position.

We have provided a copy of this Form 8-K to Yans and Yans has provided us with a letter to the SEC stating Yans agrees with the statements made in this item. A copy of their letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Letter of UHY Yans Audit to the Securities and Exchange Commission dated February 12, 2008. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2008	RUSSOIL CORPORATION
(Registrant)

By: /s/ Evgeny Bagay
Name: Evgeny Bagay
Title: Chief Executive Officer,
and Director